December 7, 1995
                              DREYFUS STRATEGIC INCOME
                              SUPPLEMENT TO PROSPECTUS
                               DATED MARCH 1, 1995
                            AS REVISED, JULY 24, 1995
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION
CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND":
        On December 6, 1995, the Board of Trustees appointed Kevin McClintock as primary portfolio manager to the Fund. Mr.McClintock has been employeed by The Dreyfus Corporation since November 1995 and is principally responsible for oversight of the Taxable Fixed Income Group of the Manager. From 1993 to November 1995, Mr. McClintock served as Managing Director, Fixed Income Investments for Aeltus Investment Management, Inc., a division of Aetna Corporation. From 1985 to 1993, he served in other investment-related capacities for Aetna Corporation.
031s120795